SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549


                       ----------------------


                          FORM  8-K

                        CURRENT  REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): September 25,
1995


              UNION TEXAS PETROLEUM HOLDINGS, INC.
      (Exact name of registrant as specified in its charter)


     Delaware               1-9019              76-0040040
   (State or other       (Commission         (I.R.S. Employer
    jurisdiction         File Number)       Identification No.)
   of incorporation)



          1330 Post Oak Boulevard, Houston, Texas 77056
        (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code (713) 623-6544

Item 5.     OTHER EVENTS.
            -------------

     The information set forth in the press releases of the registrant dated September 6, 1995, September 13, 1995 and
September 22, 1995, which are filed as exhibits hereto, are incorporated herein by reference.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

            (c) Exhibits:

Exhibit
Number                 Description
- ------                 -----------

99.1             Press release dated September 6, 1995

99.2             Press release dated September 13, 1995

99.3             Press release dated September 22, 1995

                         Signature

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             UNION TEXAS PETROLEUM
                                HOLDINGS, INC.

                             By: /s/ NEWTON W. WILSON, III
                                 --------------------------
                                      NEWTON W. WILSON, III
                                         General Counsel,
                                 Vice President-Administration
                                          and Secretary





Date:  September 25, 1995

                      INDEX TO EXHIBITS

Exhibit
Number                        Description
- ------                        -----------

99.1             Press release dated September 6, 1995

99.2             Press release dated September 13, 1995

99.3             Press release dated September 22, 1995